UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 6, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     On March 6, 2008, 3Com Corporation (the “Company”) issued a press release announcing that the Company plans to reconvene the shareholders’ meeting currently scheduled for Friday, March 7, 2008 and immediately adjourn the meeting, without taking a vote on the pending merger transaction. The shareholders’ meeting will be reconvened on Friday, March 21, 2008 at 8:00 a.m., local time, at the Company’s headquarters located at 350 Campus Drive, Marlborough, Massachusetts 01752-3064. The release is attached hereto as Exhibit 99.1. The release is hereby incorporated by reference in this Item 8.01.
ITEM 9.01 Financial Statements and Exhibits
          (d) Exhibits

Exhibit Number	Description

99.1	Text of Press Release, dated March 6, 2008, titled “3Com Announces Plan to Reconvene and Adjourn Shareholders’ Meeting as Discussions with Bain Capital Partners Continue”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION
Date: March 6, 2008	By:	/s/ Neal D. Goldman
Neal D. Goldman
Executive Vice President, Chief Administrative and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated March 6, 2008, titled “3Com Announces Plan to Reconvene and Adjourn Shareholders’ Meeting as Discussions with Bain Capital Partners Continue”